                                                                   EXHIBIT 10.16


                                    SUBLEASE


         THIS SUBLEASE AGREEMENT (the "Sublease") is made and entered into to be effective as of ________________, 2000 (the "Effective Date"), by and between _____________, a _________________ ("Sublessor"), and ________________, a
________________ ("Sublessee").

                                R E C I T A L S:

         A. Certain capitalized terms used in this Sublease shall have the meanings set forth in Article I below. Other capitalized terms shall have the meanings set forth elsewhere in this Sublease. Capitalized terms not defined in this Sublease shall have the meaning set forth in the Office Lease.

         B. Landlord and Sublessor have heretofore entered into the Office Lease for the Office Premises. Sublessor represents and warrants that a true and correct copy of the Office Lease together with all modifications and amendments thereto has heretofore been delivered to Sublessee.

         C. Sublessee has requested, and Sublessor has agreed, to sublease to Sublessee the Subleased Premises. The Subleased Premises are depicted on Exhibit A attached hereto and incorporated herein by this reference.

                  NOW, THEREFORE, for good and valuable consideration of the mutual covenants, promises and agreements contained in this Sublease, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Sublessor and Sublessee covenant and agree as follows:

                              A G R E E M E N T S:
                              - - - - - - - - - -

ARTICLE I:  DEFINITIONS

         "Additional Expenses" shall include (i) the costs of insurance Sublessor is required to carry under the Office Lease; (ii) the costs of utilities and other services (such as security or outside trash removal) not otherwise included in Operating Expenses; and (iii) _______________.

         "Base Rent" shall be _____________ Dollars ($______) per square foot of the Subleased Premises.

         "Building" shall have the meaning set forth in the definition of "Office Lease" in this Article I.

         "Excluded Provisions" shall refer to the following provisions of the Office Lease:

                  Section ___ (_________________________)
                  Section ___ (_________________________)

         "Expiration Date" shall be _________ __, 2001.

         "Landlord" shall mean ___________________, a ___________________.

         "Office Lease" shall mean that certain _____________ dated as of _______________, as amended by ________________ , for the premises described as
_____________________ (collectively, the "Office Premises"), containing approximately _____ square feet of rentable space in the property known as _________________ (the "Building"), located at __________________

         "Office Premises" shall have the meaning set forth in the definition of "Office Lease" in this Article I.

         "Operating Expenses" shall have the meaning set forth in Section ___ of the Office Lease.

         "Subleased Premises" shall mean that certain portion of the Office Premises consisting of approximately _____ (_____) rentable square feet of space. The Subleased Premises are more particularly depicted on Exhibit A attached hereto and incorporated herein.

         "Sublessee's Notice Address" is as follows:

         To Sublessee:
                         -----------------------------------

                         -----------------------------------

                         -----------------------------------

                         -----------------------------------

         With a copy to:
                         -----------------------------------

                         -----------------------------------

                         -----------------------------------

                         -----------------------------------


         "Sublessor's Notice Address" is as follows:

         To Sublessor:
                         -----------------------------------

                         -----------------------------------

                         -----------------------------------

                         -----------------------------------

         With a copy to:
                         -----------------------------------

                         -----------------------------------

                         -----------------------------------

                         -----------------------------------


         "Taxes" shall have the meaning set forth in Section ____ of the Office Lease.

ARTICLE II:  SUBLEASE OF PREMISES

         2.1. Incorporation of Recitals: This Sublease is made subject and subordinate to all of the terms and conditions of the Office Lease to the extent that they relate to the Subleased Premises, except such terms as are expressly excluded herein. Insofar as the same relate to the Subleased Premises, each and every provision of the Office Lease except for the Excluded Provisions shall be deemed incorporated herein and made a part of this Sublease as between Sublessor and Sublessee, except to the extent that such provisions are inconsistent with the provisions of this Sublease (in which event the provisions of this Sublease shall control). Insofar as the same relate to the Subleased Premises, all references in the Office Lease to "Landlord" (or words of similar import) shall be deemed to refer to Sublessor and all references to "Tenant" (or words of similar import) shall be deemed to refer to Sublessee. Provided, however, in the event of a conflict between any provision contained in the Office Lease and a provision contained in this Sublease, the provision contained in this Sublease shall control as between Sublessor and Sublessee.

         2.2. Landlord's Consent or Approval. This Sublease is conditioned upon the approval or consent of Landlord to this Sublease, to the extent and in the form that such approval or consent is required under the Office Lease, which approval Sublessor shall use its reasonable efforts to obtain. Sublessee agrees to execute such documents and to take such actions as Sublessor may reasonably request in connection with obtaining the Landlord's consent or approval to this Sublease.

         2.3. Sublease of Subleased Premises. Sublessor hereby subleases to Sublessee for the Sublease Term (as defined below) (a) the Subleased Premises;
(b) the right (in common with the rights of all others entitled thereto) to use all common areas and facilities which tenants or occupants of the Office Premises are entitled to use pursuant to the Office Lease, subject to clause (d) below, (c) the common pipes, ducts, conduits, wires and appurtenant equipment serving the Subleased Premises; and (d) the right to use, on a first-come, first-serve basis, an undesignated, pro-rata portion of the parking spaces available to the tenants or occupants of the Office Premises pursuant to the Office Lease in accordance with and subject to all applicable terms and conditions set forth in the Office Lease. Said pro-rata portion of parking spaces shall be determined based on the ratio of the rentable square footage of the Subleased Premises to the total rentable square footage of the Office Premises, as such ratio may change from time to time. Sublessee shall have no rights to or interests in any other portion of the Office Premises, except as otherwise provided herein. Sublessee acknowledges that it has reviewed, and hereby accepts and agrees to be bound by, the terms and conditions of Office Lease as it applies to the Subleased Premises, except for these terms and conditions excluded herein.

         2.4. Sublease Subject to Office Lease. Sublessee acknowledges that this Sublease is subject and subordinate in all respects to the Office Lease.
Therefore:

         A. Each of Sublessor and Sublessee agrees that it will not take any action which would constitute a default under the Office Lease, as applicable to this Sublease, and further agrees to indemnify, defend, and hold the other party harmless from and against any and all liability, loss, cost, damage or expense, including reasonable attorneys fees, arising out of or in connection with any act or failure on the part of such party which constitutes a default under this Sublease or under the Office Lease.

         B. Wherever Sublessor's consent is required under this Sublease, the consent of the Landlord shall also be required (to the extent set forth in the Office Lease). It is understood and agreed that Sublessor shall not be deemed to be unreasonable in withholding its consent if the Landlord has not granted its consent.

         C. Except as may be expressly stated to the contrary elsewhere herein, Sublessee acknowledges and agrees that Sublessor shall have no obligation to provide any services to the Subleased Premises, to perform any maintenance of or repairs to the Subleased Premises, or to perform any other obligation required to be performed by the Landlord under the Office Lease. Provided, however, Sublessor agrees that it will take all commercially reasonable steps to enforce its (and therefore Sublessee's) rights as Tenant under the Office Lease with respect to all terms and provisions of the Office Lease, all as if Sublessor had remained in occupancy of the Subleased Premises.

         D. Sublessee acknowledges and agrees that Sublessor shall have no liability or obligation to Sublessee based upon any representation or warranty made by the Landlord to Sublessor under the Office Lease or based upon any act or omission of the Landlord or the agents, employees or contractors of the Landlord.

         2.5. Sublessor's Representations and Warranties. Sublessor represents and warrants to Sublessee as follows:

         A. The Office Lease is in full force and effect; Sublessor is the Tenant under the Office Lease; no default by Sublessor under the Office Lease now exists; Sublessor has full right and power to execute this Sublease and to lease the Subleased Premises to Sublessee, subject only to the consent of the Landlord under the Office Lease (to the extent required therein); no agreement or understanding exists between the Sublessor and the Landlord except as disclosed in this Sublease; and the Office Lease has not been amended, modified, supplemented or superseded in any manner except as disclosed in this Sublease;

         B. To the best of Sublessor's knowledge, there is no existing default under the Office Lease on the part of the Landlord; and

         C. Sublessor agrees that, so long as Sublessee shall pay the rent due under this Sublease and shall perform all other obligations of Sublessee herein contained: (a) Sublessee shall be entitled to the peaceful and quiet enjoyment of the Subleased Premises from and against the claims of all persons claiming under Sublessor, and Sublessor shall comply with its obligations under this Sublease; and (b) Sublessor will not amend, modify or supplement any of the terms and conditions of the Office Lease in a manner that would adversely affect Sublessee's use and occupancy of the Subleased Premises or rights under this Sublease, without, in each instance, obtaining Sublessee's prior written consent.

         2.6. Access. Sublessee shall have access to the Subleased Premises twenty-four (24) hours per day, seven (7) days per week, subject to Sublessee's compliance with Landlord's access and security policies and procedures in place for the Office Premises, if any.

         Sublessor may enter the Subleased Premises at reasonable times to examine the Subleased Premises or to make any repairs or replacements Sublessor may deem necessary to avert an emergency. Sublessor's entry to the Subleased Premises shall be upon reasonable prior notice to Sublessee (except in cases of emergency) and any work done in the Subleased Premises shall be performed in a manner which minimizes interference with Sublessee's use and occupancy of the Subleased Premises.

         2.7. Use. Sublessee shall use the Subleased Premises for the uses permitted by the terms and conditions of the Office Lease.

ARTICLE III:  SUBLEASE TERM

         3.1. Sublease Term. The term of this Sublease (the "Sublease Term") shall commence as of the Effective Date and continue thereafter through and including the Expiration Date, unless extended or sooner terminated by the terms of this Sublease.

         3.2. Sublessee's Termination Option. Subject to the consent or approval of Landlord (if and to the extent required under the terms of the Office Lease), Sublessee may elect to terminate this Sublease at any time as to all or any portion of the Subleased Premises by giving Sublessor written notice of such election at least sixty (60) days before the effective date of such termination, which termination date shall be specified in such notice. Such notice shall also specify that portion of the Subleased Premises as to which Sublessee is terminating this Sublease. Sublessee shall continue to be liable for all Base Rent and Additional Rent payable under this Sublease up to the effective date of termination. If Sublessee has exercised its right to terminate this Sublease only with respect to a portion of the Subleased Premises, the Base Rent shall be adjusted as of the termination date as provided in Section 4.1 below. This Sublease shall terminate on the termination date specified in such notice with respect to that portion of the Subleased Premises specified in such notice with the same force and effect as if such date were the last day of the Sublease Term. The term "Subleased Premises", as used hereunder, shall refer to the Subleased Premises less any portion of the Subleased Premises as to which Sublessee has effectively exercised a right of termination. In the event Sublessee elects to terminate this Sublease with respect to a portion of the Subleased Premises only, it is understood and agreed that the portion of the Subleased Premises so terminated shall be separately demisable by Sublessor. In the event that Sublessee exercises its termination option with respect to a portion only of the Subleased Premises, Sublessor and Sublessee hereby agree that they will cooperate in connection with any reconfiguration of the common areas and elements of the Subleased Premises that such partial termination may necessitate (subject to Section 5.1 hereof).

         3.3. Holdover. Sublessee covenants and agrees to vacate and surrender the Subleased Premises (or any applicable portion thereof) to Sublessor, in broom clean condition, free of personal property, furniture and fixtures, on or before the expiration or the earlier termination of the term of this Sublease, as the case may be. Any holdover by Sublessee following the expiration of the term (or following the termination of this Sublease with respect to a portion of the Subleased Premises as herein provided) shall, at Sublessor's option, be treated as a tenancy at sufferance at a daily rate equal to one and one-half times the Base Rent payable by Sublessee immediately preceding such holdover and shall otherwise be on the terms and conditions of this Sublease so far as the same may be applicable. Sublessee hereby agrees to indemnify and hold Sublessor harmless from and against any loss, cost or expense incurred by Sublessor as the result of any holdover by Sublessee.

ARTICLE IV:  PAYMENT OF RENT

         4.1. Rent. Commencing as of the Effective Date and continuing thereafter through and including the Expiration Date (or the date this Sublease is earlier terminated), Sublessee shall pay Sublessor, in advance on or before the first (1st) day of each calendar month, without deduction, setoff or defense except as otherwise provided herein or in the Office Lease, the Base Rent payable for that month.

         If Sublessee exercises its termination right with respect to a portion of the Subleased Premises, the Base Rent as set forth above will be recalculated as of the effective termination date based on (i) the rentable square footage of the portion of the Subleased Premises as to which Sublessee is not terminating this Sublease, and (ii) the total rentable square footage of the Subleased Premises immediately prior to such termination.

         4.2. Sublessee's Payment Increases Pro-Rata Share of Base Year Expenses. Commencing as of (i) January 1, 2001, with respect to Operating Expenses and Additional Expenses, and (ii) July 1, 2000, with respect to Taxes, and continuing thereafter throughout the Sublease Term, Sublessee shall pay to Sublessor Sublessee's Pro-Rata Share (as such term is hereinafter defined) of all increases in the total amount of (a) Operating Expenses payable by Sublessor to Landlord over the comparable charges payable by Sublessor for calendar year 2000, (b) Taxes payable by Sublessor to Landlord over the comparable charges payable by Sublessor for fiscal year 2000 (i.e. July 1, 1999 to June 30, 2000), and (c) Additional Expenses over the comparable costs payable by Sublessor with respect to calendar year 2000. All payments made by Sublessee of Operating Expenses, Taxes or Additional Expenses hereunder shall hereinafter sometimes be referred to collectively as "Additional Rent".

         Sublessee's Pro-Rata Share as set forth above shall equal the ratio of the rentable square footage of the portion of the Subleased Premises that Sublessee is occupying as of the Effective Date to the total rentable square footage of the Office Premises. If Sublessee exercises its termination right with respect to a portion of the Subleased Premises, Sublessee's Pro-Rata Share shall be recalculated as of the effective termination date based upon (i) the rentable square footage of the portion of the Subleased Premises as to which Sublessee is not terminating this Sublease, and (ii) the total rentable square footage of the Subleased Premises immediately prior to such termination.

         Such amounts shall be paid by Sublessee to Sublessor within fifteen
(15) days after notice from Sublessor that such amounts are due; provided, however, Sublessee shall make monthly payments of such charges (as reasonably estimated by Sublessor) if such monthly payments are required to be made by Sublessor pursuant to the Office Lease.

         Sublessee shall be entitled to Sublessee's Pro-Rata Share of any and all refunds of overpayments of Operating Expenses, Additional Expenses and Taxes paid or credited to Sublessor by Landlord to the extent that such refunded or credited amounts relate to amounts paid by Sublessee to Sublessor hereunder. Sublessor shall account to Sublessee at least annually as to Sublessor's actual payments to Landlord for and with respect to Operating Expenses, Additional Expenses and Taxes, and shall promptly reimburse or credit Sublessee for any overpayment made by Sublessee of such amounts. Sublessor shall promptly pay such amounts to Sublessee or credit such amounts against the next monthly installment of Base Rent due from Sublessee to Sublessor under this Sublease. Sublessor shall promptly supply to Sublessee copies of all notices, supporting documentation and other materials received from Landlord which pertain to Operating Expenses, Additional Expenses or Taxes, or to increases in such charges.

         4.3. Other Amounts. Sublessee shall be responsible for and shall promptly and timely pay all separately metered and directly billed utility costs and expenses pertaining to extraordinary utility requirements of Sublessee for portions of the Subleased Premises (e.g., a data room). To the extent any such extraordinary utility costs and expenses cannot be separately metered, Sublessee shall pay its reasonable allocable share of such charges based upon the rentable square footage of that portion of the Subleased Premises subject to such extraordinary usage (taking into account any extraordinary usage by Sublessor).

         Sublessee shall be responsible for and shall promptly and timely pay all taxes and other assessments levied or assessed directly against it or its personal property located at the Subleased Premises directly to the taxing authority.

ARTICLE V:  IMPROVEMENTS; REPAIR AND MAINTENANCE

         5.1. Improvements to Office Premises. Sublessee hereby acknowledges and warrants to Sublessor that it has had the opportunity to inspect and familiarize itself with the Subleased Premises and has done so. Sublessee hereby accepts the Subleased Premises in its current "AS IS, WHERE IS" condition, without any obligation on the part of Sublessor to prepare or construct the Subleased Premises for Sublessee's occupancy, except as otherwise provided herein.

         In the event that Sublessee exercises its termination option with respect to a portion of the Subleased Premises, any demising walls, alterations and improvements necessary to reconfigure the premises for occupancy by Sublessor or by another occupant or tenant shall be constructed by Sublessor. Sublessee shall cooperate with Sublessor as necessary in connection with the construction of any such demising walls, alterations or improvements. Within thirty (30) days of receipt by Sublessee of a bill therefor (accompanied by reasonably detailed supporting documentation), Sublessee shall pay to Sublessor the actual, out-of-pocket costs incurred by Sublessor in constructing demising walls between that portion of the Subleased Premises surrendered by Sublessee and the remainder of the Subleased Premises. Sublessee shall not be liable for any incremental costs incurred by Sublessor in constructing any other improvements, additions or alterations to such surrendered space. Sublessor shall obtain the Landlord's consent or approval, to the extent that such consent or approval is required under the Office Lease, to the construction of any such demising walls, alterations or improvements.

         Any work performed by either Sublessor or Sublessee pursuant to this Sublease shall be done in a good and workmanlike manner and in compliance with all applicable laws and all lawful ordinances, regulations and orders of governmental authority and insurers of the Office Premises and the Building and in accordance with all applicable requirements of the Office Lease.

         Sublessee agrees to pay promptly when due the entire cost of any work done at or on the Subleased Premises by Sublessee or its agents, employees or contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Office Premises or the Building, and immediately to discharge any such liens which may so attach.

         5.2. Repair and Maintenance of the Subleased Premises. Sublessee shall be responsible for the maintenance and repair of the interior, non-structural elements of the Subleased Premises, including, without limitation, interior doors, interior security and any subsystems installed by Sublessee for its use. Sublessee shall submeter all data rooms.

         It is understood that the Landlord has certain obligations to make repairs to the Office Premises as set forth in the Office Lease. Sublessor shall have no obligation or liability to Sublessee in the event that the Landlord does not make such repairs except that Sublessor shall request that the Landlord make any such repairs and shall use commercially reasonable efforts to enforce any applicable provisions of the Office Lease with respect to such repairs. Sublessee agrees that it will keep the Subleased Premises neat and clean and maintain the Subleased Premises in good order, condition and repair excepting only for ordinary wear and tear, those repairs for which the Landlord is responsible under the terms of the Office Lease and damage by fire and other casualty and as a consequence of the exercise of the power of eminent domain, or where the need for the repairs is caused by any act or neglect of Sublessor or any contractor of Sublessor; and Sublessee shall surrender the Subleased Premises (or any applicable portion thereof) and all alterations, improvements, and additions thereto at the end of the Sublease Term in such condition. Sublessee shall not permit or commit any waste, and Sublessee shall be responsible for the cost of repairs which may be necessary by reason of damages to common areas in the Office Premises and the Building caused by Sublessee or Sublessee's agents, employees and contractors.

{THIS PARAGRAPH WILL BE REVISED TO ACCOUNT FOR PARTICULAR LEASES WHICH IMPOSE SPECIFIC REPAIR AND MAINTENANCE OBLIGATIONS ON TENANT}

         5.3. Signage. Subject to the written consent of Sublessor, which consent shall not be unreasonably withheld, conditioned or delayed (and the consent or approval of Landlord, if and to the extent required under the Office Lease), Sublessee shall have the right to affix signs to the interior or exterior of the Subleased Premises, provided that such signs comply with all applicable requirements of the Office Lease.

ARTICLE VI:  DEFAULT

         6.1. Default. It is agreed that the relationship between, and the rights of, Sublessor and Sublessee shall, with respect to enforcement of the provisions of this Sublease and default hereunder and the termination hereof, be governed by the applicable default and remedies provisions of the Office Lease as if Sublessor and Sublessee were Landlord and Tenant, thereunder, respectively, except as modified by the immediately succeeding sentence. The parties acknowledge that an action required and not taken by Sublessee under this Sublease may place Sublessor in default of its obligations under the Office Lease. Therefore, the parties hereby agree that, as between Sublessor and Sublessee, the period afforded Sublessor under the Office Lease to cure a monetary default shall be reduced by three (3) days, and the cure period for non-monetary defaults shall be reduced by five (5) days.

         Furthermore, to the extent that the Office Lease requires notice to be given by Landlord to Tenant, Sublessee agrees that Sublessor shall transmit such notice to Sublessee as soon as such notice is received by Sublessor. Further, whenever Tenant has an obligation to perform any act or to give any notice to Landlord under the Office Lease and such obligation is assumed by Sublessee under this Sublease, then Sublessee shall perform such act or give such notice at least three (3) days before the due date.

         6.2. Indemnity. Each of Sublessor and Sublessee agrees to indemnify, defend and hold harmless the other party from and against any and all liabilities, damages, losses, costs, assessments, penalties, fines, expenses and fees, including reasonable attorney's fees, resulting from such party's breach of any of its obligations under the Office Lease or under this Sublease.

         6.3. Attorneys' Fees. In the event of any litigation between the parties hereto with respect to the subject matter hereof, the unsuccessful party or parties agree(s) to pay to the successful party or parties all reasonable costs, expenses, expert witness fees and costs and reasonable attorneys' fees incurred therein by the successful party or parties, which shall be included as a part of any judgment or order rendered therein.

ARTICLE VII:  ASSIGNMENT AND SUBLETTING

         7.1. Assignment and Subletting. Except as otherwise provided herein, Sublessee may not assign this Sublease or sublease the Subleased Premises or any part thereof without the prior written consent of Sublessor, which consent may be granted or withheld in Sublessor's sole discretion (subject, in any event, to any approval or consent of Landlord required under the Office Lease). No permitted assignment or sublease shall release Sublessee of any liability under this Sublease and the consent of Sublessor to any one assignment or subletting shall not be deemed to be Sublessor's consent to any other or further assignment or subletting.

         Subject to any required consent or approval of the Landlord under the Office Lease, the Sublessor agrees that the Sublessee shall have the right (without the requirement of obtaining the Sublessor's consent or approval) to assign its interest under this Sublease, sublease all or any portion of the Subleased Premises, or permit the use of any portion of the Subleased Premises, by any entity controlling, controlled by, or under common control with, the Sublessee. Furthermore, Sublessee may, without the Sublessor's consent or approval, transfer its interest in this Sublease to the surviving entity in the event of merger, consolidation by or with Sublessee, or to the purchaser of all or substantially all of the assets or stock of Sublessee (or its parent). In no event shall the initial offering of stock to the public by Sublessee or its parent (or the subsequent sale of such stock) be deemed an assignment or transfer by Sublessee.

ARTICLE VIII: INSURANCE

         8.1. Insurance. Sublessee shall obtain and maintain all insurance required to be carried by Sublessor pursuant to the Office Lease to the extent such requirements are applicable to the Subleased Premises. All liability insurance policies so required to be carried by Sublessee shall name Landlord and Sublessor as additional insureds thereunder. Sublessee shall provide Sublessor with insurance certificates evidencing the required insurance coverage upon the execution hereof and from time to time thereafter as reasonably requested by Sublessor. Sublessor shall obtain and maintain all insurance it is required to obtain and maintain under the Office Lease, and shall name Sublessee as an additional insured on all liability policies so required to be carried by it. Sublessor shall provide Sublessee with certificates evidencing such required insurance coverage from time to time as reasonably requested by Sublessee. Sublessee and Sublessor shall each also maintain workers' compensation insurance as required by law.

{THIS PROVISION SHALL BE MODIFIED TO THE EXTENT THE OFFICE LEASE OBLIGATES TENANT TO CARRY CASUALTY INSURANCE FOR THE BUILDING}

         8.2. Waiver of Subrogation. Any insurance carried by either party with respect to the Subleased Premises and property therein or occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury of loss. Each party, notwithstanding any provisions of this Sublease to the contrary, hereby waives any rights of recovery against the other for injury or loss to property due to hazards covered by insurance or hazards required to be covered by insurance hereunder or under the Office Lease.

ARTICLE IX:  MISCELLANEOUS

         9.1. Termination of Office Lease. Except where Sublessee attorns to Landlord, any termination of the Office Lease shall terminate this Sublease. Sublessee acknowledges and agrees that: (i) Sublessee will, at Landlord's election, in the event the Office Lease is terminated for any reason, attorn directly to Landlord on the terms set forth in this Sublease, and (ii) Sublessee shall, upon receipt of written notice from Landlord stating that an Event of Default (as defined in the Office Lease) has occurred and requiring Sublessee to pay the rent to Landlord, pay to Landlord the rent due and payable under this Sublease so long as Sublessee's occupancy is not disturbed. If Landlord so directs Sublessee, Sublessor hereby consents to the payment by Sublessee of the rent due under this Sublease directly to Landlord, and Sublessor agrees that all amounts so paid by Sublessee to Landlord shall be credited to amounts due under this Sublease. Sublessor shall notify Sublessee of a default under the Office Lease by Landlord (where a notice of default is given by Sublessor to Landlord) or by Sublessor (where Landlord gives notice of such default to Sublessor).

         9.2. Separation; Confidentiality. Each of the parties hereto acknowledges that the employees and guests of the other party have the right to use in common with the employees and guests of such party certain common areas within the Office Premises and the Building, even though both parties expect to maintain separate and private work places. Neither Sublessor nor Sublessee shall have access to the other's private offices, secretarial work areas, file storage areas or other areas where files or documents of each party are stored or utilized, and each of Sublessor and Sublessee shall avoid viewing the files or documents of the other party when using the common areas of the Subleased Premises. Each party hereto agrees that in the event it obtains possession of or becomes aware of any papers, documents, files or other information involving the other party's business, employees, or clients, such party shall promptly return any such papers, documents or files, shall keep all such information confidential, and shall not disclose any of such information to any third parties without the prior written consent of the other party.

         9.3. Notice. Except as otherwise provided in this Sublease, notices required or desired to be given hereunder shall be effective either upon personal delivery or three (3) business days after deposit in the United States mail, by certified mail, return receipt requested or one (1) business day after deposit with a nationally recognized overnight courier service such as Federal Express, addressed to the parties at their respective addresses set forth in
Article I of this Sublease as Sublessor's Notice Address and Sublessee's Notice Address. Either party may change its address for notice by giving written notice in the manner hereinabove provided.

         9.4. Construction. This Sublease shall be construed in accordance with the laws of the State in which the Building is located.

         9.5. General. This Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject at all times, to all agreements and restrictions contained in the Office Lease (except such agreements and restrictions as are expressly excluded herein).

         No failure or delay by either of Sublessor or Sublessee to exercise any right or power given to it or to insist upon strict compliance by the other party with any obligation imposed on it hereunder, and no custom or practice of either party hereto at variance with the terms hereof shall constitute a waiver or modification of the terms hereof by such party or any right it has herein to demand strict compliance with the terms hereof by the other party.

         The agreements contained herein constitute the entire understanding between the parties with respect to the subject hereof, and supersede all prior agreements, written or oral, inconsistent herewith.

         If any provision of this Sublease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of the Sublease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

         The captions and headings contained herein are merely labels to aid in locating sections and are not a substantive part of this Sublease nor shall they be interpreted as such.

         This Sublease may be amended only in writing, signed by all parties hereto and consented to by Landlord (to the extent that such consent is required under the Office Lease).

         This Sublease may be executed in one or more counterparts and each executed counterpart shall be considered an original.

         IN WITNESS WHEREOF, the following parties have executed this under seal Sublease as of the date first written above.

                                   SUBLESSOR:

                                   --------------------------------------------



                                   By:
                                       ----------------------------------------

                                   Name Typed:
                                               --------------------------------

                                   Title:
                                          -------------------------------------



                                   SUBLESSEE:

                                   --------------------------------------------


                                   By:
                                       ----------------------------------------

                                   Name Typed:
                                               --------------------------------

                                   Title:
                                          -------------------------------------

                                    EXHIBIT A

                           PLAN FOR SUBLEASED PREMISES